Exhibit 10.1

                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                  TO ACTION TAKEN IN LIEW OF THE ANNUAL MEETING
                               OF THE DIRECTORS OF
                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC
                               U.S. PUBLIC COMPANY


   DATE: June 15, 2004

   Time: 1:00 PM GMT

   Place:Telephonically

THE UNDERSIGNED, being a majority of the directors of Life Energy & Technology Holdings, Inc., a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the Corporation:

Life Energy & Technology Holdings, Inc has received and accepted meeting with the Government of Algeria for the potential sale of Biosphere system to be manufactured in the United States.

After presentation of the projects to the Board of Directors of Life Energy & Technology Holdings, Inc and after due discussion

   IT WAS RESOLVED:


     1) Life Energy and Technology Holdings, Inc will be seeking to obtain the necessary export licenses from the United States Department of Commerce to ship Biosphere Systems to the Government of Algeria.

     2) To retain the services of HSW Group, Inc to work with both the United States Department of Commerce and any other United States entity required to allow for the purchase of Biosphere Systems by Algeria.

     3) To send a team to Algeria including Dr. Reynolds to enter into a final agreement with Algeria.

     4) A Vote was taken and all voted in favor of the motion.

IN WITNESS WHERE OF: The undersigned have executed this Consent:


Dr. Christopher McCormack: /s/Dr. Christopher McCormack
                          -------------------------------------
                          President and Chief Executive Officer


Dr. Albert Reynolds:      /s/Dr. Albert Reynolds
                          -------------------------------------
                          Chairman


Mr. Salim Ghafari         /s/Mr. Salim Ghafar
                          -------------------------------------
                          Secretary and Chief Financial Officer